1 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 MID PENN BANCORP, INC. Investor Presentation November 2026

2 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn” or the “Company”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2025, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

3 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. Overview at September 30, 2026 Source: S&P Global Market Intelligence, Company Documents. Note: Financial information as of or for the quarter ended September 30, 2026 (unaudited). (1) Annualized financial metric. (2) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation and earnings per weighted average share calculation. (3) Excludes HFS loans. Assets Gross Loans Deposits $7.1 B $5.7 B $6.1 B Holding Company for Mid Penn Bank 3Q26 Financial Highlights NPAs / Assets 0.66% MRQ NCOs / Avg. Loans(1) 0.01% TCE / TA(2) 10.3% MRQ NIM(1) 3.92% Loans / Deposits(3) 92.5% Diversified Market Presence MPB (59) Financial Center Footprint GAAP ROAA(1) 1.21% Core ROAA(1)(2) 1.24% ROATCE(1)(2) 12.7% Core ROATCE(1)(2) 12.4% Net Income $21.6m / $0.84/ Sh Core Net Income(2) $22.2m / $0.88 / Sh • Established leadership position in Greater Harrisburg • Meaningful scale across Greater Philadelphia and central and southern New Jersey • Presence across select northern and western Pennsylvania markets Greater Harrisburg $2.0B+ Deposits $2.3B Loans 17 Fin. Centers Greater Philadelphia / NJ $2.2B+ Deposits $2.3B Loans 21 Fin. Centers Northern PA Markets $1.1B+ Deposits $725M Loans 12 Fin. Centers Western PA Markets $710M Deposits $237M Loans 9 Fin. Centers

4 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 $1.0 $3.8 2024Q3 2026Q3 386% 317% 2024Q3 2026Q3 8.1% 10.3% 2024Q3 2026Q3 $5.5 $7.1 2024Q3 2026Q3 Core ROAA(1) Material Franchise & Balance Sheet Transformation Since 2024 Source: Company Documents, S&P Global Market Intelligence Note: Financial information as of or for the quarter ended September 30, 2026 (unaudited). (1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Regulatory commercial real estate loans as a percentage of Total Risk-Based Capital. ✓ November 2024: Acquisition of William Penn Bancorporation for a purchase price of $120 million (closed April 2025) ✓ November 2024: Announced follow-on offering of $80.6 million of common equity (inclusive of overallotment) ✓ May 2025: Acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc. for a purchase price of $4 million (closed May 2025) ✓ September 2025: Acquisition of Florida-based Cumberland Advisors, a registered investment firm, which added $3.2 billion new assets under management (closed January 2026) ✓ September 2025: Acquisition of Philadelphia-based 1st Colonial Bancorp, Inc. for an aggregate purchase price of $106 million (closed February 2026) Total Assets ($B) Net Interest Margin TCE / TA(1) 1 Southeastern PA + NJ Expansion CRE Concentration Ratio(2) AUM ($B) 0.90% 1.24% 2024Q3 2026Q3 3.13% 3.92% 2024Q3 2026Q3 = = = = Legacy Fee Income/Avg. Assets 0.38% 0.52% 2024Q3 2026Q3

5 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Key Tenets of the Mid Penn Story Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts Outsized Long-Term Shareholder Value Creation & Positioned for Further Upside Track Record of Successful M&A Integration Exceptional Asset Quality, Nicely Diversified & Granular Commercial Loan Portfolio Continuing to Improve Operational Efficiency & Leveraging New Technology

6 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 5% 7% 17% 22% 2% 0% 9% 10% 2 3 4 5 19% 31% MPB Peer Median Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts Source: S&P Global Market Intelligence, FDIC. (1) Bank-level regulatory data used as of 9/30/2026. (2) Bank-level regulatory data used for peers where bank holding company data not available. (3) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported excluding merger targets and mutuals. (4) Figures are FDIC deposit data as of 6/30/2026; Ranking excludes banks & thrifts with total assets over $50B. ✓ Highly granular and diversified deposit base ✓ Well balanced between consumer and commercial ✓ Leading market share in Harrisburg metro area ✓ Focused on growing NIB commercial business accounts Deposit Franchise Highlights (3) Uninsured Deposits / Total Deposits(1) Harrisburg-Carlisle, PA MSA Deposit Market Share 3 Year MPB Peer Median MPB Peer Median MPB Peer Median MPB Peer Median 5 Year 7 Year 10 Year (3) (3)(3)(3) Noninterest-Bearing Deposit Growth CAGRs(2) Greater Philadelphia MSA Deposit Market Share Total Deposit Deposits Market Rank Institution Name Branches (#) ($M) Share (%) 1 Mid Penn Bancorp Inc. (PA) 16 $1,945 9.9 2 Orrstown Financial Services (PA) 7 $1,437 7.3 3 Fulton Financial Corp. (PA) 6 $1,017 5.2 4 Franklin Financial Services (PA) 8 $559 2.8 5 First Commonwealth Financial (PA) 4 $441 2.2 6 S&T Bancorp Inc. (PA) 4 $399 2.0 7 Bank Landisburg (PA) 4 $348 1.8 8 Truist Financial Corp. (NC) 8 $344 1.8 9 Burke & Herbert Finl Svcs Corp (VA) 4 $317 1.6 10 First Community Finl Corp. (PA) 8 $287 1.5 Total Deposit Deposits Market Rank Institution Name Branches (#) ($M) Share (%) 1 WSFS Financial Corp. (DE) 81 $17,527 2.8 2 Fulton Financial Corp. (PA) 71 $8,533 1.4 3 Univest Financial Corp. (PA) 36 $6,176 1.0 4 Firstrust SB (PA) 16 $4,542 0.7 5 Penn Community Mutual Holdings (PA) 20 $2,387 0.4 6 Meridian Corp. (PA) 6 $2,183 0.4 7 Mid Penn Bancorp Inc. (PA) 18 $1,783 0.3 8 QNB Corp. (PA) 12 $1,758 0.3 9 Parke Bancorp Inc. (NJ) 5 $1,328 0.2 10 Columbia Financial Inc. (NJ) 8 $1,147 0.2 Community Bank Deposit Market Share in Pennsylvania(4)

7 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Multifamily 22% Retail 20% Office 18% Industrial 10% Hospitality 11% Flex 3% Mobile Home Park 1% Healthcare 1% Other Property Types 14% Commercial Real Estate 51% Residential Mortgage 24% Construction 8% Commercial & Industrial 12% Consumer & Other 6% 0.66% 0.51% MPB Peer Median 0.49% 1.27% MPB Peer Median 2026Q3 Cumulative NCOs / Avg. Loans(3) $5.7 billion gross loan portfolio Exceptional Asset Quality, Nicely Diversified & Granular Commercial Loan Portfolio Source: Company Documents, S&P Global Market Intelligence. (1) Call report data used as of September 30, 2026. (2) Excludes owner occupied commercial real estate and farmland loans. Bank holding company data as of September 30, 2026, used. (3) Calculated from 2015 to 2026Q3. (4) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported, excluding merger targets and mutuals. (4)(4) Loan Portfolio Composition(1) Multifamily + Nonowner Occupied CRE Portfolio(2) Asset Quality Snapshot 2026Q3 NPAs / Assets ($ millions) September 30, 2026 Commercial Real Estate Balance % Total Loan Count Avg. Balance WA LTV Multifamily $447 22.0% 383 $1.2 61.8% Retail 412 20.3% 337 $1.2 48.4% Office 357 17.6% 236 $1.5 67.5% Industrial 209 10.3% 101 $2.1 48.4% Hospitality 231 11.4% 48 $4.8 47.7% Flex 55 2.7% 44 $1.3 47.2% Mobile Home Park 23 1.1% 22 $1.0 53.9% Healthcare 24 1.2% 7 $3.4 59.8% Other Property Types 275 13.5% 222 $1.2 57.9% Total Multifamily + NOO CRE $2,033 100% 1,400 $1.5 56.0%

8 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 $2.03 $3.51 2018Y 2026Q3 Ann. 0.81% 1.24% 2015Y 2026Q3 Ann. Track Record of Successful M&A Integration Source: S&P Global Market Intelligence, Company Filings. (1) Non-GAAP financial metric used. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric. Asset Growth Over Time ($B) Overall Asset CAGR: 20.9% Organic Acquired Core ROAA (%)(1)(2) Core EPS Comparison(1)(2) Pre-First Priority Financial Corp. Merger

9 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Continuing to Improve Operational Efficiency & Leveraging New Technology Continuing to innovate to drive productivity & efficiency gains Sources: S&P Global Market Intelligence; FDIC. (1) Non-GAAP financial metric used. Efficiency ratio equals noninterest expense divided by the sum of net interest income and noninterest income. (2) 38 total financial centers in 2019 and 59 total financial centers as of 2026Q3. (3) FTE = Full-Time Equivalent employee. Efficiency Ratio(1) Average Financial Center Size(2) Customer Experience & Growth • AI-powered digital banking • Personalized customer engagement • Lead generation & cross-selling Risk, Compliance & Cyber • Fraud & transaction monitoring • Regulatory intelligence & compliance • Cyber threat monitoring and governance Operations & M&A Integration • Workflow automation & document processing • Operational efficiency & employee productivity Commercial Banking • Relationship intelligence and management • Credit analysis & underwriting support • Portfolio monitoring & early risk detection Key Areas of AI Impact at Mid Penn Bancorp Current (2026) • Top talent in place • Third party “gap” analysis on crossing $10B • Multiple, successful systems conversions completed 2027 & Beyond • Select focus areas & long- term productivity targets • Accelerate innovation • Embed AI in front & back office applications Revenue / FTE ($000s)(3) Assets / FTE ($M)(3) $185k 2019 $375k 2026Q3 $5.1M 2019 $8.9M 2026Q3 + 103% +74% $50.3 $101.6 2019 2026Q3 72% 62% 2019 2026Q3

10 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: S&P Global Market Intelligence. Note: Peer data as of most recent quarter reported. Note: Net interest income sensitivity reflects instantaneous, parallel shifts in the yield curve based on the most recent quarterly disclosures available. For additional information regarding the Company's interest rate sensitivity, please see the Company's quarterly and annual reports filed with the SEC. (1) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported excluding merger targets and mutuals; peer median includes only institutions reporting sensitivity for +200 bps. Market Risk – Net Interest Income Sensitivity MPB’s balance sheet is positioned better than most for rising rates… MPB +3.9% Peer Median +2.9%(1) Rank #19 of 51 15.0% 10.0% 0.0% (10.0%) (5.0%) 5.0% Historical Rate Rise Deposit Beta (2021 Q4 through 2024 Q2) 40.3% 39.8% 33.6% 31.6% $5B - $10B Asset Banks MPB Peer Median 1st Colonial (FCOB) William Penn (WMPN) … and the acquired 1st Colonial and William Penn franchises demonstrated lower betas vs. peers in the last rate rise cycle 40.3% 39.8% 33.6% 31.6% $5-$10B Asset Peer Median Historical rising rate environment deposit beta (2021 Q4 – 2024 Q2)Net Interest Income Sensitivity +200 bps Scenario

11 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Conclusion & Demonstrated Track Record of Outsized Shareholder Value Creation Source: S&P Global Market Intelligence. Note: Market data as of October 28, 2026. (1) Shown from October 28, 2016, to October 28, 2026. (2) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported excluding merger targets and mutuals. (2) Trading Price / Tangible Book Value (2) 10-Year Total Shareholder Return (TSR)(1) Philadelphia market presence materially enhanced through WMPN and FCOB acquisitions, positioning MPB in one of the most attractive and competitive banking MSAs in the U.S. Execution now shifts to integration and synergy realization, with cost saves and operating leverage as the next catalysts. Revenue mix structurally improved with meaningful fee income contribution from recent non-bank acquisitions. To date, 2026 reflects successful completion of four acquisitions since the start of 2025, with continued progress toward expected scale benefits, earnings power expansion, and increased focus on market density. 146% 145% 103% MPB Peer Median KRX Median 1.21x 1.60x 1.78x MPB Peer Median KRX Median

12 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Appendix

13 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Rory G. Ritrievi Chair, President & Chief Executive Officer 17 40 Scott W. Micklewright First Sr. EVP / Chief Operating Officer 17 20 Justin T. Webb First Sr. EVP / Chief Financial Officer & Chief of Staff 14 20 John Paul Livingston Sr. EVP / Chief Information & Technology Officer 16 23 Joan E. Dickinson Sr. EVP / Chief Retail Officer 13 40 Heather R. Hall Sr. EVP / President of Western Division 9 27 Kenneth J. Stephon Sr. EVP / Chief Corporate Development Officer 7 49 Jordan D. Space Sr. EVP / President of the Private Bank & Chief Revenue Officer of MPB Financial 4 19 Christopher Nestore Sr. EVP / Chief Risk Officer Joined 10/07/2026 30 Robert Curley Sr. EVP / President of Eastern Division Pending - Announced 11/02/2026 37 Margaret E. Steinour First EVP / Chief Operations Officer 14 21 Joseph L. Paese, CFP First EVP / Director of Trust & Wealth Management 10 40 Ray M. Mincarelli, Jr. EVP / President of Commercial Real Estate 17 55 Paul W. Spotts EVP / Chief Credit Officer 4 32

14 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Matthew L. Miller First Sr. VP / Chief Data Officer 21 27 Amy M. Barnett First Sr. VP / Chief Compliance Officer 16 28 Paul F. Spiegel First Sr. VP / Senior Operations Manager 15 40 Mark F. Ketch First Sr. VP / Market President—Northern Market 9 33 Heather Petito-Bentley First Sr. VP / Chief Administrative Officer 8 8 Jennifer M. Trautlein First Sr. VP / Chief Communications Officer 4 20 Average: 12 30

15 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bank Regional Presidents Source: Company Documents. Executive Position / Region Years at MPB Years in Industry Natalie L. Falatek Sr. VP / Upper Dauphin Region 15 22 Randy Wolfe Sr. VP/ South Central NJ Region 9 26 Joseph N. Butto First Sr. VP / Berks Region 7 42 Jared E. Utz First Sr. VP / William Penn Region 6 22 Justin A. Manning Sr. VP / Lancaster Region 4 20 Daniel M. Baronick Sr. VP / Clearfield Region 2 21 Abe Ibrahim First Sr. VP / Philadelphia City Region 1 16 Average: 6 24

16 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 $0.77 $0.84 $0.80 $0.80 $0.80 $0.84 $0.97 2020 2021 2022 2023 2024 2025 2026Q3 $3.10 $2.71 $3.44 $2.29 $2.90 $2.84 3.36 2020 2021 2022 2023 2024 2025 2026Q3 Earnings Per Share and Dividends Source: S&P Global Market Intelligence, Company Documents. (1) 2026Q3 data is annualized. (2) Unaudited. Earnings Per Share (Diluted) Cash Dividends Per Share Paid Declared Dividend: As a result of recent performance, the Board of Directors declared a quarterly cash dividend of $0.23 per common share payable on November 13, 2026, to shareholders of record as of November 2, 2026. Based on the declared quarterly dividend of $0.23 per share, annualized dividends, including the previously paid $0.05 special dividend in February 2026, equal $0.97 per share. (1)(1)(2)

17 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation ($000s) For the quarters ended, 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 Net Income Available to Common Shareholders $13,742 $4,762 $18,297 $19,447 $8,706 $21,691 $21,625 Less: BOLI Death Benefit Income 83 1 71 223 331 1 0 Less: Recoveries on loans previously acquired in business combinations 0 0 534 0 0 0 0 Less: Swap cancellation gain 0 0 279 83 0 0 0 Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution 0 0 420 0 0 0 0 Less: Gain on sale of pension assets 0 0 0 192 0 0 0 Less: Lease adjustments related to branch optimization 0 0 0 0 0 0 332 Less: Gain on sale of legacy bank facility 0 0 0 0 0 0 42 Less: Release of contingent liability 0 0 0 0 0 0 415 Plus: Merger and Acquisition Expenses 314 11,011 233 (39) 7,723 103 43 Plus: Compensation expense for accelerated vesting of stock options and RSA's 0 2,043 753 314 370 314 277 Plus: Legal settlement expense 0 0 0 0 665 0 0 Plus: Branch optimization and consolidation costs 0 0 0 0 0 0 687 Plus: Millersburg building reconstruction costs 0 0 0 0 0 0 352 Less: Tax Effect of Non-Recurring Expenses 66 2,741 207 0 1,839 88 (11) Net Income Excluding Non-Recurring Expenses $13,907 $15,074 $17,772 $19,224 $15,294 $22,019 $22,207 Weighted Average Shares Outstanding 19,355,867 21,566,617 23,005,504 23,045,983 23,949,008 25,330,234 25,333,652 Core Earnings Per Common Share Excluding Non-Recurring Expenses $0.72 $0.70 $0.77 $0.83 $0.64 $0.87 $0.88 Source: S&P Global Market Intelligence, Company Filings. For the Years Ended December 31, For the Quarter Ended 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026Q3 Net Income Available to Common Shareholders $7,804 $7,089 $10,596 $17,701 $26,209 $29,319 $54,806 $37,397 $49,437 $56,248 $21,625 Less: BOLI Death Benefit Income 0 0 0 0 0 0 0 0 2,566 378 0 Less: Recoveries on loans previously acquired in business combinations 0 0 0 0 0 0 0 0 0 534 0 Less: Swap cancellation gain 0 0 0 0 0 0 0 0 0 362 0 Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution 0 0 0 0 0 0 0 0 0 420 0 Less: Gain on sale of pension assets 0 0 0 0 0 0 0 0 0 192 0 Less: Lease adjustments related to branch optimization 0 0 0 0 0 0 0 0 0 0 332 Less: Gain on sale of legacy bank facility 0 0 0 0 0 0 0 0 0 0 42 Less: Release of contingent liability 0 0 0 0 0 0 0 0 0 0 415 Plus: Merger and Acquisition Expenses 0 619 4,790 0 0 12,947 623 8,520 545 11,519 43 Plus: Compensation expense for accelerated vesting of stock options and RSA's 0 0 0 0 0 0 0 0 0 3,110 277 Plus: Legal settlement expense 0 0 0 0 0 0 0 0 0 0 0 Plus: Branch optimization and consolidation costs 0 0 0 0 0 0 0 0 0 0 687 Plus: Millersburg building reconstruction costs 0 0 0 0 0 0 0 0 0 0 352 Less: Tax Effect of Non-Recurring Expenses 0 130 1,006 0 0 2,719 131 1,789 115 3,014 (11) Net Income Excluding Non-Recurring Expenses $7,804 $7,578 $14,380 $17,701 $26,209 $39,547 $55,298 $44,128 $47,301 $65,977 $22,207 Weighted Average Shares Outstanding 4,239,630 4,252,561 7,091,797 8,492,073 8,443,092 10,819,579 15,934,635 16,350,963 17,070,862 22,022,475 25,333,652 Core Earnings Per Common Share Ex. Non-Recurring Expenses $1.84 $1.78 $2.03 $2.08 $3.10 $3.66 $3.47 $2.70 $2.77 $3.00 $0.88 Average Assets $1,001,452 $1,103,439 $1,665,721 $2,166,964 $2,758,429 $3,520,504 $4,476,174 $4,883,087 $5,412,979 $6,031,892 $7,088,936 Core Return on Average Assets Ex. Non-Recurring Expenses 0.78% 0.69% 0.86% 0.82% 0.95% 1.12% 1.24% 0.90% 0.87% 1.09% 1.24%

18 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. As of December 31, As of September 30, 2018 2019 2020 2021 2022 2023 2024 2025 2026Q3 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $655,018 $814,058 $902,639 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 157,121 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 14,657 29,465 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 151,277 186,586 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $520,616 $662,781 $716,053 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,470,362 $6,133,896 $7,140,000 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 157,121 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 14,657 29,465 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 151,277 186,586 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,335,960 $5,982,619 $6,953,414 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 9.76% 11.08% 10.30% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $26.90 $28.76 $28.26

19 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 Net Income Available to Common Shareholders $13,742 $4,762 $18,297 $19,447 $8,706 $21,691 $21,625 Plus: Intangible Amortizations, Net of Tax 338 588 746 735 1,027 1,437 1,349 $14,080 $5,350 $19,043 $20,182 $9,733 $23,128 $22,974 Average Shareholder's Equity $660,964 $670,491 $783,547 $803,093 $845,553 $892,092 $904,814 Less: Average Goodwill 128,160 130,824 135,486 136,620 147,021 157,121 157,121 Less: Average Core Deposit and Other Intangibles 6,023 9,824 16,003 14,969 20,835 32,105 30,283 Average Tangible Shareholder's Equity $526,781 $529,843 $632,058 $651,504 $677,697 $702,866 $717,410 Return on Average Tangible Common Equity 10.84% 4.05% 11.95% 12.29% 5.82% 13.20% 12.71% Net Income Excluding Non-Recurring Expenses $13,907 $15,074 $17,772 $19,224 $15,294 $22,019 $22,207 Core Return on Average Tangible Common Equity 10.56% 11.38% 11.25% 11.80% 9.03% 12.53% 12.38% Source: S&P Global Market Intelligence, Company Filings.